UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2013 metrocorp BANCSHARES, INC.

 (Exact name of registrant as specified in its charter)

Texas	0-25141	76-0579161
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9600 Bellaire Boulevard, Suite 252
Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR      240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR      240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 18, 2013, MetroCorp Bancshares, Inc. (the “Company”), parent company of MetroBank, National Association, and Metro United Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with East West Bancorp, Inc., a Delaware corporation (“East West”) and parent company of East West Bank. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, the Company will merge with and into East West (the “Merger”), with East West continuing as the surviving corporation. Promptly following consummation of the Merger, it is expected that MetroBank and Metro United Bank will each merge with and into East West Bank, in each case with East West Bank surviving.

Subject to the terms and conditions set forth in the Merger Agreement, which has been approved by the boards of directors of the Company and East West, at the effective time of the Merger, each outstanding share of the Company’s common stock will be converted into the right to receive the lesser of $14.60 per share and 1.72 times the per share tangible equity of the Company, as adjusted, as of the month-end prior to the Merger. The shareholders of the Company will receive two-thirds of the merger consideration in shares of East West common stock and the remainder in cash.

In the Merger Agreement, each of the Company and East West has made customary representations, warranties and covenants. Completion of the Merger is subject to certain customary conditions, including (1) approval of the Merger Agreement by the Company’s shareholders, (2) the effectiveness of East West's registration statement on Form S-4 for the East West common stock to be issued in the Merger and (3) the receipt of required regulatory approvals.

The Company has agreed that neither it nor its representatives will (A) solicit proposals relating to alternative business combination transactions or, (B) subject to certain exceptions, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions, or approve, endorse or recommend, or take other actions relating to, an alternative business combination transaction. The Merger Agreement provides certain termination rights for both the Company and East West and further provides that upon termination of the Merger Agreement under certain circumstances, the Company will be obligated to pay East West expenses of up to $250,000 and a termination fee equal to 3% of the merger consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or East West, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, East West, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement/prospectus, as well as in the Forms 10-K, Forms 10-Q and other filings that each of the Company and East West make with the Securities and Exchange Commission (“SEC”).

Item 7.01.	Regulation FD Disclosure.

On September 18, 2013, the Company and East West issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The joint press release included as Exhibit 99.1 is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain forward-looking information about East West Bancorp, Inc., MetroCorp Bancshares, Inc., and the combined company after the close of the Merger that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about East West, the Company and the combined company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of East West, the Company and the combined company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. In addition to factors previously disclosed in reports filed by East West and the Company with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of the Company’s operations with those of East West will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; the inability to complete the Merger due to the failure of the Company shareholders to adopt the Merger Agreement; diversion of management’s attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the risk that integration of the Company’s operations with those of East West will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on East West’s, the Company’s or the combined company’s respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.

Important Information About the Proposed Merger and Where to Find It

In connection with the proposed transaction, East West intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus with respect to the proposed acquisition of the Company. The final proxy statement/prospectus will be mailed to the shareholders of the Company in advance of a special meeting of shareholders that will be held to consider the proposed Merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING EAST WEST, THE COMPANY AND THE PROPOSED MERGER. Investors will be able to obtain a free copy of the registration statement and proxy statement/prospectus, as well as other filings containing information about East West and the Company, without charge, at the SEC’s website at http://www.sec.gov/. Investors may also obtain these documents, without charge, from East West’s website at http://www.eastwestbank.com or by contacting East West’s investor relations department at (626) 768-6800 or from the Company’s website at https://www.metrobank-na.com or by contacting the Company’s investor relations department at (713) 776-3876.

Participants in a Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company common stock is set forth in the Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders as previously filed with the SEC. Additional information regarding the interests of such participants in the proposed transaction will be included in the proxy statement/prospectus, when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger by and between East West Bancorp, Inc. and MetroCorp Bancshares, Inc. dated as of September 18, 2013.

99.1	Joint Press Release dated September 18, 2013 issued by East West Bancorp, Inc. and MetroCorp Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
(Registrant)

Dated: September 18, 2013	By:	/s/ George M. Lee
George M. Lee
Co-Chairman, President and Chief Executive Officer

exhibit index

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger by and between East West Bancorp, Inc. and MetroCorp Bancshares, Inc. dated as of September 18, 2013.

99.1	Joint Press Release dated September 18, 2013 issued by East West Bancorp, Inc. and MetroCorp Bancshares, Inc.